                                                                     EXHIBIT 4.3

     COMMON STOCK                                             COMMON STOCK
        Number                                                   Shares

CB                        [logo]  CORNERSTONE BANCORP, INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP  218925 10 5

THIS CERTIFIES THAT






is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, EACH OF THE PAR VALUE OF
                              ONE CENT ($.01) OF

                           CORNERSTONE BANCORP, INC.

Transferable only upon the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the corporation as amended from time to time, to which the holder by acceptance hereof asserts.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.


DA


     COUNTERSIGNED AND REGISTERED:         [SEAL]

          AMERICAN STOCK TRANSFER & TRUST COMPANY

            TRANSFER AGENT AND REGISTRAR                         SECRETARY

     BY


              AUTHORIZED SIGNATURE                               PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -   as tenants in common                UNIF GIFT MIN ACT - ______________ Custodian ______________
TEN ENT   -   as tenants by the entireties                                   (Cust)                  (Minor)
JT TEN    -   as joint tenants with right of                       under Uniform Gifts to Minors
              survivorship and not as tenants in                   Act ______________________________________
              common                                                                   (State)

     Additional abbreviations may also be used though not in the above list.



For value received, ____________________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_________________________________


                                     ___________________________________________
                                     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME AS
                                              WRITTEN UPON THE FACE OF THE
                                              CERTIFICATE IN EVERY PARTICULAR,
                                              WITHOUT ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER.

                           _____________________________________________________
SIGNATURE(S) GUARANTEED:   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                           GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                           AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                           MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                           MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.